UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 27, 2005
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                          CASCADE FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Washington                      000-25286               91-1661954
State of other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation                                     Identification Number)


                      2828 Colby Avenue, Everett, WA 98201
                      ------------------------------------
          (Address of principal executive offices, including Zip Code)
                                 (425) 339-5500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03    Amendments to Charters or Bylaws and Change in Fiscal Year

      On September 27, 2005, the Board of Directors of Cascade Financial Corporation ("Cascade") amended Cascade's Bylaws to reflect an existing policy requiring the resignation of directors from the Board upon attaining age 75. A copy of the Amendment is attached as Exhibit 3.2.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.
(b) Not applicable.
(c) Exhibits

    Exhibit 3.2     Amendment to Bylaws of Cascade Financial Corporation


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated: September 27, 2005


                                        By:      /s/ Carol K. Nelson
                                           -------------------------------------

                                        Its:     President and CEO
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